                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 6, 2006


                               Getty Realty Corp.
                 ----------------------------------------------
               (Exact name of registrant as specified in charter)



        Maryland                 001-13777                   11-3412575
        --------                 ---------                   ----------
       (State of                (Commission                (IRS Employer
     Organization)             File Number)             Identification No.)



125 Jericho Turnpike, Suite 103
Jericho, New York                                              11753
--------------------------------------------                   -----
(Address of principal executive offices)                     (Zip Code)


Registrant's Telephone Number, including area code: (516) 478-5400
                                                    --------------


                                 Not Applicable
                  ---------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition

     On February 6, 2006, Getty Realty Corp. announced its earnings for the quarter and year ended December 31, 2005.

     A copy of the press release announcing these earnings is attached as
Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit
Number       Description
------       -----------
99.1         Press Release, dated February 6, 2006, issued by Getty Realty Corp.

     The information contained in Item 2.02 and Exhibit 99.1 to this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GETTY REALTY CORP.




Date: February 6, 2006                  By:  /s/ Thomas J. Stirnweis
                                             -----------------------
                                             Thomas J. Stirnweis
                                             Vice President, Treasurer and
                                             Chief Financial Officer

INDEX TO EXHIBITS

Exhibit           Description
-------           -----------

Exhibit 99.1      Press Release, dated February 6, 2006, issued by Getty Realty
                  Corp.